CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix  Investment  Trust  97  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    APRIL 30, 2004                     /s/ Philip R. McLoughlin
     ----------------------                 ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Investment   Trust  97  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    APRIL 30, 2004                     /s/ Nancy G. Curtiss
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)